UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2024

Virgin Galactic Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38202	85-3608069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Flight Way Tustin, California	92782
(Address of principal executive offices)	(Zip Code)

(949) 774-7640

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2024, Virgin Galactic Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Second Amended and Restated Virgin Galactic Holdings, Inc. 2019 Incentive Award Plan (the “Second A&R Plan”). The Second A&R Plan was adopted by the Board on April 18, 2024 and became effective on the date of Company stockholder approval.

The Second A&R Plan amends and restates the Amended and Restated Virgin Galactic Holdings, Inc. 2019 Incentive Award Plan (the “A&R Plan”) and makes the following material changes to the A&R Plan:

(i)	Increases the number of shares available by 14,000,000 shares with an aggregate of 43,408,755 shares reserved for issuance under the Second A&R Plan;

(ii)

Increases the number of shares which may be granted as incentive stock options under the Second A&R Plan, such that an aggregate of 43,408,755 shares may be granted as incentive stock options under the Second A&R Plan; and

(iii)

Extends the right to grant awards under the Second A&R Plan through June 12, 2034; provided that incentive stock options (as defined under Section 422 of the Internal Revenue Code of 1986, as amended) may not be granted under the Second A&R Plan after April 18, 2034.

The terms and conditions of the Second A&R Plan are described in the section entitled “Proposal No. 4: Approval of the Second Amended and Restated Virgin Galactic Holdings, Inc. 2019 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2024.

The foregoing description of the Second A&R Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second A&R Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 12, 2024, at the Annual Meeting, the stockholders of the Company approved a proposal to authorize the Company’s Board of Directors (the “Board”), in its discretion following the Annual Meeting, to amend the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of all of the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a ratio ranging from any whole number between 1-for-2 and 1-for-20, with the exact ratio within such range to be determined by the Board in its discretion. On June 12, 2024, following the Annual Meeting, the Board approved the reverse stock split at a ratio of 1-for-20 (the “Reverse Stock Split”). On June 14, 2024, the Company filed the certificate of amendment (the “Certificate of Amendment”) to the Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, to be effective as of 5:00 p.m., Eastern Time, on June 14, 2024.

As a result of the Reverse Stock Split, every 20 shares of the Company’s Common Stock issued or outstanding are being automatically reclassified into one new share of Common Stock without any action on the part of the holders. Proportionate adjustments are also being made to the exercise prices and the number of shares underlying the Company’s outstanding equity awards, as applicable, as well as to the number of shares issuable under the

Company’s equity incentive plans and certain existing agreements. The Common Stock issued pursuant to the Reverse Stock Split remain fully paid and non-assessable. The Reverse Stock Split does not decrease the number of authorized shares of Common Stock or otherwise affect the par value of the Common Stock.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split will be entitled to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing sales price per share of the Common Stock (as adjusted to give effect to the Reverse Stock Split) on the NYSE on June 14, 2024, the date of the effective time of the Reverse Stock Split.

Trading of the Company’s Common Stock on the NYSE is expected to commence on a split-adjusted basis when the market opens on June 17, 2024, under the existing trading symbol “SPCE.” The new CUSIP number for the Common Stock following the Reverse Stock Split is 92766K 403.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 12, 2024, the Company held its Annual Meeting. The holders of the Company’s common stock considered and voted on five proposals at the Annual Meeting and cast their votes on each such proposal, each of which were described in the Company’s Proxy Statement. The results were as follows:

Proposal 1 – Election of directors to hold office until the Company’s annual meeting of stockholders to be held in 2025 and until their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal.

NAME OF DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Raymond Mabus, Jr.	94,027,671	6,542,037	102,009,345
Michael Colglazier	94,337,552	6,232,156	102,009,345
Henio Arcangeli, Jr.	93,535,544	7,034,164	102,009,345
Luigi Brambilla	94,688,538	5,881,170	102,009,345
Tina Jonas	93,756,164	6,813,544	102,009,345
Craig Kreeger	93,043,314	7,526,394	102,009,345
Wanda Sigur	93,942,094	6,627,614	102,009,345
Diana Strandberg	92,099,409	8,470,299	102,009,345
W. Gilbert West	93,646,609	6,923,099	102,009,345

Proposal 2 – Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2024.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
192,260,732	6,198,510	4,119,811	—

Proposal 3 – Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
80,513,181	18,519,460	1,537,065	102,009,347

Proposal 4 – Approval of the Company’s Second Amended and Restated 2019 Incentive Award Plan.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
86,299,185	12,784,411	1,486,108	102,009,349

Proposal 5 – Approval of amendments to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio ranging from any whole number between 1-for-2 and 1-for-20, as determined by the Board of Directors in its discretion, subject to the Board of Directors’ authority to abandon such amendments.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
165,823,984	33,370,038	3,385,030	—

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. All statements contained in this report other than statements of historical fact, including, without limitation, statements regarding the expected timing of the Reverse Stock Split, the effects of the Reverse Stock Split, including the expected payment of cash in lieu of fractional shares, and the anticipated timing of the commencement of trading of the Common Stock on a split-adjusted basis, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “strategy,” “future,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including but not limited to the risk that the Reverse Stock Split may impact the Company’s results of operations, business operations and reputation with or ability to serve its stockholders and/or customers, and the trading prices and volatility of the Common Stock; the Reverse Stock Split may not be adequate to cure compliance with Section 802.01C of the NYSE Listed Company Manual or that the Company may otherwise fail to meet the NYSE’s continued listing standards, and the other factors, risks and uncertainties included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as such factors may be updated from time to time in the Company’s other filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investor Relations section of the Company’s website at www.virgingalactic.com, which could cause the Company’s actual results to differ materially from those indicated by the forward-looking statements made in this report. Any such forward-looking statements represent management’s estimates as of the date of this report. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause the Company’s views to change.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Virgin Galactic Holdings, Inc.

10.1	Second Amended and Restated Virgin Galactic Holdings, Inc. 2019 Incentive Award Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2024	VIRGIN GALACTIC HOLDINGS, INC.

	By:	/s/ Sarah Kim
	Name:	Sarah Kim
	Title:	Executive Vice President, Chief Legal Officer and Secretary